UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06540

Name of Fund:	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality

Fund III, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 01/31/2013

Item 1	–	Report to Stockholders

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 45% of its total managed assets. As of January 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUE	39%
MCA	39%
MYM	36%
MYN	38%
MYI	37%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Municipal Market Overview

For the Reporting Period Ended January 31, 2013

Municipal bonds delivered strong performance during the reporting period ended January 31, 2013. Market conditions remained favorable even though supply picked up considerably in 2012. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for 2012 was $373 billion, nearly 30% greater than the $288 billion issued in 2011. In the first month of 2013, issuance exceeded market expectations at $26.5 billion, which is roughly 50% higher than January 2012. It is important to note that refunding activity has accounted for a large portion of supply during this period as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

S&P Municipal Bond Index Total Returns as of January 31, 2013 6 months : +2.21% 12 months : +5.50%

Increased supply was met with strong demand during the period as investors were starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. For the 12 months ended January 31, 2013, municipal bond fund inflows totaled $51.75 billion (according to the Investment Company Institute). Considering the extensive period of significant outflows from late 2010 through mid-2011, these robust inflows are telling of the complete turnaround in confidence and investors’ avid search for yield and income.

Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. The months of October and November, typically a period of waning demand and weaker performance, were positive for the municipal market in 2012 as supply-and-demand technicals continued to be strong going into the fourth quarter. Additionally, the perception of higher taxes given the outcome of the US Presidential election provided further support to municipal bond prices in November.

Seasonal year-end selling pressure typically results in elevated volatility in the final month of the year; however, December of 2012 was more volatile than the historical norm due to a partial unwinding of November’s rally coupled with uncertainty around the fiscal cliff (i.e., automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012). Positive performance in January 2013 was the product of renewed demand in an asset class known for its lower volatility and preservation of earnings as tax rates rise. For the month, municipal bonds significantly outperformed the US Treasury market, where yields rose on an uptick in US economic data. As the period drew to a close, municipal market participants were focused on Washington and the scheduled spending cuts as well as the upcoming tax season.

From January 31, 2012 to January 31, 2013, yields declined by 28 basis points (“bps”) to 2.86% on AAA-rated 30-year municipal bonds, but rose 14 bps to 1.82% on 10-year bonds and 8 bps to 0.79% on 5-year bonds (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep, but flattened over the 12-month time period as the spread between 2- and 30-year maturities tightened by 29 bps, while the spread widened in the 2- to 10-year range 13 bps.

The fundamental picture for municipalities continues to improve. Austerity and de-leveraging have been the general themes across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	5

Fund Summary as of January 31, 2013	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 1.96% based on market price and 4.04% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 3.22% based on market price and 4.25% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings in the health and transportation sectors contributed positively to performance for the period. Holdings of lower-quality credits in those sectors were the strongest contributors due to strong demand from investors seeking higher-yielding investments in the low interest rate environment. Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across all Puerto Rico securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2013 ($15.42)[1]	5.49%
Tax Equivalent Yield[2]	9.70%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of January 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$15.42	$15.55	(0.84)%	$16.22	$14.70
Net Asset Value	$15.36	$15.18	1.19%	$15.89	$14.95

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation
	1/31/13	7/31/12
County/City/Special District/School District	28%	28%
Transportation	27	21
Utilities	15	17
State	10	15
Health	10	10
Education	8	6
Housing	1	2
Tobacco	1	1

Call/Maturity Structure[2]
Calendar Year Ended December 31,
2013	—
2014	5%
2015	2
2016	2
2017	4

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	1/31/13	7/31/12
AAA/Aaa	12%	16%
AA/Aa	62	63
A	26	20
BBB/Baa	—	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	7

Fund Summary as of January 31, 2013	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 2.52% based on market price and 3.82% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 4.12% based on market price and 4.74% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s concentration of holdings within the 20- to 25-year maturity range contributed positively to performance, as rates declined in that segment of the municipal yield curve. Investments in the health, education, transportation and utilities sectors were strong contributors as these segments outperformed the broader tax-exempt market during the period. Positive results also came from purchases of zero-coupon bonds that Fund management had identified as undervalued. In addition, exposure to higher-quality essential service revenue bonds enhanced performance. The Fund did not, however, hold exposure to the tobacco sector, which posted exceptional gains during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2013 ($16.55)[1]	5.51%
Tax Equivalent Yield[2]	9.73%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of January 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.55	$16.59	(0.24)%	$17.19	$15.76
Net Asset Value	$16.77	$16.60	1.02%	$17.18	$16.36

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation
	1/31/13	7/31/12
County/City/Special District/School District	38%	42%
Utilities	25	26
Education	12	10
Transportation	10	8
Health	10	10
State	4	4
Corporate	1	—

Call/Maturity Structure[2]
Calendar Year Ended December 31,
2013	4%
2014	1
2015	17
2016	9
2017	16

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	1/31/13	7/31/12
AAA/Aaa	12%	11%
AA/Aa	72	76
A	16	13

[1]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	9

Fund Summary as of January 31, 2013	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 4.09% based on market price and 3.29% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 5.47% based on market price and 3.27% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s positive performance was derived largely from income accrual as well as spread compression (price appreciation) in certain sectors, most notably in health, education and school districts. Fund performance was negatively impacted by rising interest rates during the period (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2013 ($14.70)[1]	5.63%
Tax Equivalent Yield[2]	9.95%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of January 31, 2013[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$14.70	$14.52	1.24%	$15.74	$14.10
Net Asset Value	$15.21	$15.14	0.46%	$15.63	$14.88

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation
	1/31/13	7/31/12
County/City/Special District/School District	27%	27%
Health	16	18
Utilities	15	14
State	15	14
Education	10	12
Transportation	8	8
Housing	6	4
Corporate	3	3

Call/Maturity Structure[3]
Calendar Year Ended December 31,
2013	6%
2014	10
2015	10
2016	5
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	1/31/13		7/31/12
AAA/Aaa	1%		1%
AA/Aa	76		74
A	21		20
BBB/Baa	2		4
Not Rated	—	[2]	1

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013, the market value of these securities was $168,343, representing less than 1% of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	11

Fund Summary as of January 31, 2013	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 2.92% based on market price and 2.51% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 2.41% based on market price and 2.78% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its exposure to higher-yielding sectors and lower-quality bonds, which performed well due to strong demand from investors seeking higher-yielding investments in the low interest rate environment. The Fund’s heavy exposures to transportation and education boosted returns as these sectors performed well during the period. Holdings in the health sector also contributed positively. Additionally, the Fund benefited from the roll-down effect, whereby effective maturities become shorter with the passing of the year and therefore bonds are evaluated against lower yield levels, which, in a steep yield curve environment, results in higher prices. Detracting from performance was the Fund’s long duration posture (higher sensitivity to interest rates) as municipal bond yields moved slightly higher in most maturities, while remaining unchanged or moving slightly lower in the 20- to 25-year range. Also having a negative impact on results was the Fund’s exposure to the tax-backed sector (the Fund’s most significant credit exposure), which was one of the weaker performing sectors for the period. The strongest performing sector during the period was tobacco, in which the Fund held limited exposure. Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2013 ($15.12)[1]	5.63%
Tax Equivalent Yield[2]	9.95%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of January 31, 2013[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$15.12	$15.11	0.07%	$16.30	$14.63
Net Asset Value	$15.02	$15.07	(0.33)%	$15.50	$14.81

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation
	1/31/13	7/31/12
County/City/Special District/School District	28%	30%
Transportation	25	26
Education	14	13
State	13	10
Utilities	9	9
Health	6	6
Housing	3	3
Corporate	2	2
Tobacco	—	1

Call/Maturity Structure[3]
Calendar Year Ended December 31,
2013	7%
2014	9
2015	14
2016	5
2017	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	1/31/13	7/31/12
AAA/Aaa	13%	13%
AA/Aa	49	48
A	27	29
BBB/Baa	8	9
BB/Ba	1	1
Not Rated[2]	2	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013 and July 31, 2012, the market value of these securities was $10,262,109, representing 1%, and $3,070,810, representing less than 1%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	13

Fund Summary as of January 31, 2013	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Fund returned 1.86% based on market price and 3.98% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 3.22% based on market price and 4.25% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s positive performance was derived largely from income accrual as well as spread compression (price appreciation) in certain sectors, most notably in health and transportation. Exposure to capital appreciation bonds (zero coupons) also had a positive impact on results as spreads generally tightened in this segment. Fund performance was negatively impacted by rising interest rates during the period (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2013 ($15.66)[1]	5.52%
Tax Equivalent Yield[2]	9.75%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of January 31, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 4.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$15.66	$15.81	(0.95)%	$16.54	$15.06
Net Asset Value	$15.49	$15.32	1.11%	$15.89	$15.08

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation
	1/31/13	7/31/12
Transportation	26%	27%
State	19	23
Utilities	16	16
County/City/Special District/School District	16	12
Health	9	9
Education	9	8
Housing	4	4
Corporate	1	1

Call/Maturity Structure[2]
Calendar Year Ended December 31,
2013	4%
2014	10
2015	1
2016	6
2017	18

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
	1/31/13	7/31/12
AAA/Aaa	10%	11%
AA/Aa	65	64
A	23	22
BBB/Baa	2	3

[1]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	15

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$6,112,571
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,039,019

		7,151,590
Arizona — 2.8%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C, 5.00%, 6/01/28	4,180	4,848,591
Arizona Board of Regents, Refunding RB, Arizona State University System, Series A:
5.00%, 6/01/42	1,705	1,950,861
5.00%, 7/01/42	2,460	2,817,487

		9,616,939
California — 14.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,954,657
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,443,186
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,637,754
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,232,712
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	4,063,395
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,205,937
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,717,950
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,426,560
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,876,503
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,194,094
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	2,165	2,623,504
San Francisco City & County Airports Commission, RB, Specialty Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,254,238
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding:
Various Purpose, 5.00%, 9/01/41	$4,760	$5,364,234
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,018
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,766,153

		49,770,895
Colorado — 1.6%
City & County of Denver Colorado, Refunding ARB, Series B, 5.00%, 11/15/37	1,505	1,729,696
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,923,733

		5,653,429
Florida — 11.6%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/26	2,000	2,423,160
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	1,885	2,199,248
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,809,025
County of Miami-Dade Florida Aviation, Refunding RB, Series A, AMT:
5.00%, 10/01/31	3,500	3,890,845
Miami International Airport, (AGM) 5.25%, 10/01/41	4,610	4,972,023
Miami International Airport, (AGM) 5.50%, 10/01/41	4,180	4,567,946
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	2,215	2,407,174
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,792,212
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	8,129,757

		40,191,390
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	230	230,407
Illinois — 14.1%
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	895	1,110,077

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Corp.	HDA	Housing Development Authority
	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Board
	AMT	Alternative Minimum Tax (subject to)	IDRB	Industrial Development Revenue Bonds
	ARB	Airport Revenue Bonds	ISD	Independent School District
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	MRB	Mortgage Revenue Bonds
	BOCES	Board of Cooperative Educational Services	NPFGC	National Public Finance Guarantee Corp.
	CAB	Capital Appreciation Bonds	PSF-GTD	Permanent School Fund Guaranteed
	COP	Certificates of Participation	PILOT	Payment in Lieu of Taxes
	EDA	Economic Development Authority	Q-SBLF	Qualified School Bond Loan Fund
	EDC	Economic Development Corp.	RB	Revenue Bonds
	ERB	Education Revenue Bonds	S/F	Single-Family
	FHA	Federal Housing Administration	SONYMA	State of New York Mortgage Agency
	GAB	Grant Anticipation Bonds	Syncora	Syncora Guarantee
	GARB	General Airport Revenue Bonds
	GO	General Obligation Bonds

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Chicago Illinois Board of Education, GO, Series A:
5.50%, 12/01/39	$3,405	$3,980,479
5.00%, 12/01/42	4,710	5,165,881
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,951,038
Sales Tax Receipts, 5.25%, 12/01/36	1,060	1,223,367
Sales Tax Receipts, 5.25%, 12/01/40	3,135	3,589,638
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,355,660
Series C, 6.50%, 1/01/41	9,085	11,748,268
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	1,310	1,511,373
Cook County Forest Preserve District, GO, Refunding:
Limited Tax Project, Series B, 5.00%, 12/15/32	455	524,032
Unlimited Tax, Series C, 5.00%, 12/15/32	965	1,111,410
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	3,400	3,979,122
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,795,701
6.00%, 6/01/28	670	804,610
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	4,000	4,715,840

		48,566,496
Indiana — 0.8%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,690,329
Kansas — 1.3%
Kansas Development Finance Authority, Refunding RB, Adventist Health Sunbelt Obligation, Series A, 5.00%, 11/15/32	4,000	4,633,640
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	1,125	1,311,379
Michigan — 4.2%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	1,330	1,661,955
Series C-1, 7.00%, 7/01/27	4,180	5,151,934
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,879,545
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,115	3,983,026

		14,676,460
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,425,715
Mississippi — 2.0%
Mississippi Development Bank, RB, Refunding RB, Series A:
Jackson Public School District, 5.00%, 4/01/28	940	1,071,797
Water and Sewer System (AGM), 5.00%, 9/01/30	4,930	5,745,817

		6,817,614
Municipal Bonds	Par (000)	Value
Nevada — 2.4%
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	$6,210	$6,990,038
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,300	1,361,555

		8,351,593
New Jersey — 5.1%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,625	6,999,246
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,793,890
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A:
5.50%, 6/15/41	3,030	3,521,254
(AGC), 5.63%, 12/15/28	2,930	3,493,088

		17,807,478
New York — 9.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	940	1,121,711
New York City Municipal Water Finance Authority, Refunding RB, Series EE:
5.25%, 6/15/40	6,930	8,007,476
Second General Resolution, 5.38%, 6/15/43	2,220	2,605,592
New York City Transitional Finance Authority, RB, Sub-Series S-2A, 5.00%, 7/15/30	4,045	4,764,161
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	2,150	2,489,012
5.00%, 3/15/42	4,000	4,579,200
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	1,740	1,974,030
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	6,750	7,260,233

		32,801,415
North Carolina — 1.2%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	3,400	3,998,298
Ohio — 1.3%
The Ohio State University, RB, Special Purpose General Receipts, Series A:
5.00%, 6/01/38	1,510	1,761,959
5.00%, 6/01/43	2,260	2,613,283

		4,375,242
Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, Subordinate Special RB, Motor License Fund, Enhanced Subordinate Special RB, 5.00%, 12/01/42	3,650	4,111,725
Puerto Rico — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,500	3,937,570
South Carolina — 4.2%
City of North Charleston South Carolina, RB, Public Facilities Corp. Installment Purchase, 5.00%, 6/01/35	3,380	3,879,158
South Carolina State Public Service Authority, Refunding RB, Series A:
(AMBAC), 5.00%, 1/01/42	7,000	7,840,560
Santee Cooper, 5.50%, 1/01/38	2,500	2,893,675

		14,613,393

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 22.0%
City of Houston Texas, Refunding RB, Utility System, Series A (AGC), 6.00%, 11/15/35	$6,700	$8,165,424
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	4,555	5,272,868
Dallas Fort Worth International Airport, Joint ARB, Series H, 5.00%, 11/01/42	3,375	3,642,604
Dallas Fort Worth International Airport, Refunding ARB, Series E, AMT, 5.00%, 11/01/35	5,000	5,462,400
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,000	1,245,830
Katy ISD Texas, GO, Refunding, School Building, Series A (PSF-GTD), 5.00%, 2/15/42	1,890	2,184,065
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	7,000	8,332,940
North Texas Tollway Authority, Refunding RB, First Tier System:
Series A (NPFGC), 5.63%, 1/01/33	10,975	12,557,705
Series A (NPFGC), 5.75%, 1/01/40	11,575	13,310,787
Series B, 5.00%, 1/01/42	1,030	1,148,264
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,149,960
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,144,590
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,565,260
Texas Tech University, Refunding RB, Improvement Financing, 14th Series A, 5.00%, 8/15/29	2,000	2,367,100
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	1,110	1,225,074
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	4,575	5,374,710

		76,149,581
Utah — 1.9%
Utah Transit Authority, Refunding RB, 5.00%, 6/15/42	5,765	6,514,565
Virginia — 2.5%
Fairfax County IDA, RB, Inova Health System, Series A, 5.00%, 5/15/40	1,740	1,977,893
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (a)	2,195	2,895,776
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	3,110	3,620,848

		8,494,517
Washington — 1.4%
City of Seattle Washington, Refunding RB, Light and Power, Series A, 5.25%, 2/01/36	2,400	2,805,720
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,865	2,194,844

		5,000,564
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	3,125	3,519,656
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, Series A, 5.00%, 4/01/42	790	887,819

		4,407,475
Total Municipal Bonds — 111.2%		384,299,699
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	$3,750	$4,082,737
California — 2.2%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,831,694
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,500	1,739,003

		7,570,697
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	10,262,358
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35(c)	1,700	2,063,823
Florida — 7.9%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	6,493	7,051,015
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,779,625
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00% 7/01/22	3,400	3,826,360
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	1,575	1,665,184

		27,322,184
Georgia — 1.9%
Augusta-Richmond County Georgia, RB, Water & Sewer (AGM), 5.25%, 10/01/34	6,290	6,722,312
Illinois — 6.9%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	15,000	16,497,900
City of Chicago Illinois, Refunding RB, Water System:
5.00%, 11/01/42	2,439	2,758,216
Second Lien (AGM), 5.25%, 11/01/33	3,969	4,587,412

		23,843,528
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,662,959
Massachusetts — 3.3%
Massachusetts School Building Authority, Sales Tax, RB:
Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	5,080	5,857,342
Series A (AGM), 5.00%, 8/15/15 (a)	644	708,071
Series A (AGM), 5.00%, 8/15/30	4,350	4,786,537

		11,351,950
Nevada — 6.4%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	12,083,500
Series B, 5.50%, 7/01/29	8,247	10,075,266

		22,158,766
New Jersey — 1.7%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,286,881

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey (concluded)
New Jersey State Transporation Trust Fund, RB, 5.25%, 6/15/36	$1,500	$1,719,480

		6,006,361
New York — 7.7%
New York City Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 6/15/45	5,958	6,789,346
New York City Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39	2,300	2,581,071
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	2,919	3,354,608
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	7,515	8,646,190
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	4,400	5,220,072

		26,591,287
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Series C, 5.25%, 8/01/40	3,020	3,285,277
Texas — 1.7%
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	4,995	5,719,924
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,504	2,771,532
Washington — 3.8%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/14 (a)	$6,883	$7,533,665
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	4,694	5,463,321

		12,996,986
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.8%		175,412,681
Total Long-Term Investments (Cost – $507,713,071) — 162.0%		559,712,380

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	883,107	883,107
Total Short-Term Securities (Cost — $883,107) — 0.3%		883,107
Total Investments (Cost — $508,596,178) — 162.3%		560,595,487
Other Assets Less Liabilities — 1.1%		3,922,863
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.5)%		(88,013,535)
VMTP Shares, at Liquidation Value — (37.9)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$345,504,815

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $850,278.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
FFI Institutional Tax-Exempt Fund	—	883,107	883,107	$615

(e)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$559,712,380	—	$559,712,380
Short-Term Securities	$883,107	—	—	883,107

Total	$883,107	$559,712,380	—	$560,595,487

[1] See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierachy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(121,848)	—	$(121,848)
TOB trust certificates	—	(87,975,110)	—	(87,975,110)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	—	$(219,096,958)	—	$(219,096,958)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 85.2%
Corporate — 0.9%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
AMT, 4.00%, 5/01/39	$2,500	$2,546,375
Series A, 5.88%, 2/15/34	2,435	2,869,769

		5,416,144
County/City/Special District/School District — 26.1%
Bay Area Governments Association, Refunding RB, California Redevelopment Agency Pool, Series A (AGM), 6.00%, 12/15/24	255	259,888
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,360	4,105,046
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC),5.06%, 8/01/37 (a)	10,000	2,937,700
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,344,000
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	3,067,450
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,855	2,236,203
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,458,920
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC),5.00%, 7/01/27	4,000	4,365,960
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,045	2,296,515
Merced Union High School District, GO, CAB, Election of 2008, Series C (a):
4.67%, 8/01/33	2,500	970,400
4.85%, 8/01/36	4,000	1,297,720
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,472,030
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,853,700
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,674,276
Orchard School District California, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,429,920
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,916,983
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,282,260
5.63%, 8/01/39	4,500	5,129,100
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,592,950
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	4,895	5,459,785
San Jose Financing Authority, RB, Convention Center Expansion & Renovation Project:
5.75%, 5/01/36	2,570	2,879,813
5.75%, 5/01/42	4,500	5,244,390
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	11,400	11,437,506
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,343,621
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,602,490
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,470,240
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	9,241,498
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
West Contra Costa Unified School District California, GO, Election of 2010, Series A, 5.25%, 8/01/41	$6,140	$7,090,042
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	5,152,303

		150,612,709
Education — 3.6%
Anaheim City School District California, GO, Election of 2010 (AGM), 6.25%, 8/01/40	3,750	4,600,013
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,989,900
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,642,902
5.75%, 8/01/35	8,400	10,277,148

		20,509,963
Health — 15.9%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,270	2,785,245
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,957,280
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,691,440
Sutter Health, Series A, 5.25%, 11/15/46	10,000	10,913,300
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,271,964
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,180	2,584,237
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,498,635
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,000	3,632,550
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	24,180	27,143,259
Kaiser Permanente, Series B, 5.25%, 3/01/45	3,885	4,136,360
Sutter Health, Series A, 6.00%, 8/15/42	4,375	5,257,919
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	993,738
City of Newport Beach California, Refunding RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	3,825	4,706,127

		91,572,054
Housing — 0.0%
California Rural Home Mortgage Finance Authority, RB, Mortgage-Backed Securities Program, Series A, AMT (Ginnie Mae), 6.35%, 12/01/29	50	51,029
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	80	86,402

		137,431
State — 6.6%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,469,986
State of California, GO, Various Purpose:
6.00%, 3/01/33	7,000	8,704,570
6.00%, 4/01/38	17,115	20,507,193
6.00%, 11/01/39	3,455	4,192,090

		37,873,839

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Transportation — 15.3%
City of Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/39	$2,785	$3,160,362
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,685,376
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,771,550
County of Sacramento California, ARB, Airport System:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	7,550	8,290,277
Subordinated and Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,505	6,460,833
Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	3,760	4,360,510
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,467,833
5.25%, 8/01/39	2,490	2,883,669
San Diego County Regional Airport Authority, RB:
Senior Series A, 5.00%, 7/01/43	7,105	8,189,294
Senior Series B, AMT, 5.00%, 7/01/38	5,500	6,184,145
Senior Series B, AMT, 5.00%, 7/01/43	1,065	1,191,565
San Diego County Regional Airport Authority, Refunding RB, Series B, 5.00%, 7/01/40	6,350	7,090,283
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	9,650	11,506,467
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,003,390
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	987,393
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/24	5,000	5,779,450
5.75%, 5/01/25	3,500	4,011,735
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Series A, 6.00%, 3/01/36	2,400	2,995,344

		88,019,476
Utilities — 16.8%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,913,850
City of Los Angeles California Wastewater System, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/34	15,000	16,319,400
Sub-Series A, 5.00%, 6/01/28	2,000	2,337,440
Sub-Series A, 5.00%, 6/01/32	3,000	3,473,460
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,863,760
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/37	4,000	4,560,600
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
5.00%, 6/01/30	5,000	5,898,700
5.00%, 6/01/37	10,000	11,401,500
(AMBAC), 5.00%, 6/01/33	3,000	3,417,750
Imperial Irrigation District, Refunding RB, Electric System, Series B, 5.13%, 11/01/38	5,560	6,232,371
Los Angeles Department of Water & Power, Refunding RB, Series A:
5.25%, 7/01/39	8,000	9,314,960
Power System, Sub-Series A-2 (NPFGC), 5.00%, 7/01/27	15,000	15,252,900
California (concluded)
Utilities (concluded)
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/13 (b)	$6,885	$7,104,562
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	1,000	1,149,660

		97,240,913
Total Municipal Bonds — 85.2%		491,382,529

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 77.3%
County/City/Special District/School District — 36.6%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,524,425
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	13,235,238
Fremont Unified School District Alameda County California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/15 (b)	10,000	11,101,500
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	13,723,080
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	30,233,705
Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	8,399,562
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	13,767,120
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	12,010,046
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	6,828	7,443,088
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	4,998	5,448,340
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,627,750
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/15 (b)	19,998	22,274,860
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,811,900
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	8,335,653
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/30	7,350	7,742,711
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	19,630	21,374,322
5.00%, 7/01/34	10,497	11,429,917

		211,483,217
Education — 15.7%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	21,853,000
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,507,330

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
Education (concluded)
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	$8,000	$8,932,320
Series L, 5.00%, 5/15/40	7,398	8,303,588
Series O, 5.75%, 5/15/34	11,190	13,555,156
University of California, Refunding RB, 5.00%, 5/15/37	21,781	25,250,327

		90,401,721
Transportation — 1.0%
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,999	5,656,185
Utilities — 24.0%
City of Napa California Water Revenue, RB (AMBAC), 5.00%, 5/01/35	9,070	9,837,413
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	16,297,650
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	9,084,710
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	15,233,698
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,664,693
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,418,975
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	17,121,450
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	10,265,907
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities (concluded)
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	$10,000	$10,520,800
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	9,619,364
San Francisco City & County Public Utilities Commission, RB, Water System Improvement Program, Sub-Series A, 5.00%, 11/01/37	22,997	26,704,253

		138,768,913
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 77.3%		446,310,036
Total Long-Term Investments (Cost — $853,734,599) — 162.5%		937,692,565

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	4,581,630	4,581,630
Total Short-Term Securities (Cost — $4,581,630) — 0.8%		4,581,630
Total Investments (Cost — $858,316,229) — 163.3%		942,274,195
Other Assets Less Liabilities — 0.8%		4,443,444
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.2)%		(203,290,505)
VRDP Shares, at Liquidation Value — (28.9)%		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$576,927,134

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF California Municipal Money Fund	4,870,908	(289,278)	4,581,630	$12

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(170)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	$22,317,813	$171,053

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$937,692,565	—	$937,692,565
Short-Term Securities	$4,581,630	—	—	4,581,630

Total	$4,581,630	$937,692,565	—	$942,274,195

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$171,053	—	—	$171,053

[2]   Derivative financial instruments are financial futures contracts which are valued at unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$224,000	—	—	$224,000
Liabilities:
Bank overdraft	—	$(142,870)	—	(142,870)
TOB trust certificates	—	(203,182,546)	—	(203,182,546)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	$224,000	$(369,825,416)	—	$(369,601,416)

There	were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 125.1%
Corporate — 4.1%
Dickinson County EDC, Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	$2,500	$2,508,450
Monroe County EDC, Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	3,805	5,113,464

		7,621,914
County/City/Special District/School District — 36.8%
Adrian City School District Michigan, GO (AGM), 5.00%, 5/01/14 (a)	2,400	2,540,208
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	2,000	2,210,540
4.25%, 5/01/26	1,145	1,266,771
4.38%, 5/01/27	640	708,154
4.00%, 5/01/28	760	813,428
4.38%, 5/01/28	400	438,692
4.00%, 5/01/29	380	404,715
4.50%, 5/01/29	605	669,929
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	200	219,406
Brighton Area School District, GO, School Building, Series I (Q-SBLF), 4.25%, 5/01/37	1,430	1,483,239
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,423,112
5.00%, 4/01/26	1,250	1,405,025
5.00%, 4/01/27	500	562,010
City of Jackson, GO, Capital Appreciation Downtown Development (AGM), 4.61%, 6/01/26 (b)	2,710	1,475,893
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	655,632
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	522,378
5.50%, 5/01/41	830	957,007
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	500	514,195
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	430,360
County of St. Clair, GO, Refunding, Limited Tax Refunding, 5.00%, 4/01/28	915	1,064,657
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,253,780
Detroit City School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
Series A, 5.38%, 5/01/13	1,480	1,499,018
Series B, 5.00%, 5/01/13	1,600	1,619,056
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM), 5.25%, 5/01/14 (a)	2,000	2,123,860
Flint EDC, RB, Michigan Department of Human Services Office Building, 5.25%, 10/01/41	1,880	2,023,463
Fowlerville Community Schools, GO, Refunding, Series C (Q-SBLF), 5.00%, 5/01/28	1,000	1,155,220
Fraser Public School District, GO, School Building & Site (AGM), 5.00%, 5/01/25	1,255	1,367,774
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
5.00%, 5/01/14	3,065	3,244,057
5.00%, 5/01/14	585	619,404
Municipal Bonds	Par (000)	Value

Michigan (continued)
County/City/Special District/School District (concluded)
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	$400	$471,304
5.50%, 5/01/36	800	929,928
5.50%, 5/01/41	1,000	1,152,240
Gull Lake Community School District, GO, Refunding (AGM), 4.00%, 5/01/26	500	530,175
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,000	1,089,860
Harper Woods School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	10	10,408
Howell Public Schools, GO, Refunding (Q-SBLF), 4.50%, 5/01/29	660	749,126
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	2,650	3,006,080
Jonesville Community Schools Michigan, GO, Refunding (NPFGC), 5.00%, 5/01/29	1,085	1,163,435
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/25	1,000	1,089,860
5.00%, 5/01/26	1,050	1,138,704
5.00%, 5/01/35	2,000	2,144,580
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	2,325	2,508,907
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	500	524,480
Ludington Area School District Michigan, GO (NPFGC), 5.25%, 5/01/23	1,440	1,484,597
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/35	1,200	1,304,064
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building and Site, 5.00%, 5/01/25	590	678,347
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,000	1,059,070
Romulus Community Schools, GO, Unlimited Tax, Refunding:
4.13%, 5/01/25	715	779,929
4.25%, 5/01/26	740	809,789
4.25%, 5/01/27	725	789,830
4.50%, 5/01/29	630	691,343
(AGM), 4.00%, 5/01/24	500	543,025
(AGM), 4.38%, 5/01/28	1,335	1,458,528
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	1,000	1,058,810
Sparta Area Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,000	1,057,770
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/32	1,500	1,669,725
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	750	856,755
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,230	1,302,336

		67,723,988
Education — 9.2%
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/23	1,360	1,503,983
4.50%, 10/01/24	1,595	1,753,224
4.50%, 10/01/25	1,405	1,536,241

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (concluded)
Lake Superior State University, Refunding RB (AGM):
4.00%, 11/15/26	$475	$502,066
4.00%, 11/15/27	285	300,390
4.00%, 11/15/28	190	199,181
4.00%, 11/15/29	250	260,723
4.00%, 11/15/30	190	197,271
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,030	1,042,854
Michigan State University, Refunding RB, General, Series C:
5.00%, 2/15/40	3,770	4,184,587
5.00%, 2/15/44	1,000	1,104,010
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,000	1,134,450
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC), 5.00%, 7/01/24	1,450	1,535,187
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	1,400	1,596,420

		16,850,587
Health — 23.5%
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	570	575,905
Series A, 5.38%, 7/01/20	385	385,589
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	3,100,460
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A:
5.50%, 11/15/25	750	895,800
5.00%, 11/15/29	3,000	3,408,270
Michigan State Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	1,053,892
Michigan State Finance Authority, Refunding RB, Trinity Health Credit:
5.00%, 12/01/31	1,900	2,177,001
5.00%, 12/01/35	1,900	2,133,282
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,673,773
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,703,431
MidMichigan Obligation Group, Series A, 5.00%, 4/15/26	380	401,698
MidMichigan Obligation Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,002,840
Trinity Health Credit, Series A, 5.00%, 12/01/16 (a)	145	168,343
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	949,546
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/21	400	450,852
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	2,470	2,672,318
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/37	3,340	3,513,981
Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB (concluded):
Hospital, Sparrow Obligated, 5.00%, 11/15/31	$1,595	$1,700,286
McLaren Health Care, 5.75%, 5/15/38	1,500	1,732,890
McLaren Health Care, Series A, 5.00%, 6/01/35	860	955,408
Trinity Health Credit, Series A, 6.13%, 12/01/23	940	1,151,303
Trinity Health Credit, Series A, 6.25%, 12/01/28	570	689,010
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,400	1,690,920
Trinity Health Credit, Series C, 4.00%, 12/01/32	3,040	3,142,874
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,278,660
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	3,525	3,593,279

		43,201,611
Housing — 6.6%
Michigan State HDA, RB:
Deaconess Tower AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,039,520
Series A, 4.75%, 12/01/25	2,605	2,874,123
Series A (NPFGC), 5.30%, 10/01/37	20	20,020
Michigan State HDA, Refunding RB:
Rental Housing Revenue, Series D, 4.50%, 10/01/48	5,980	6,055,468
Series A, 6.05%, 10/01/41	2,000	2,167,960

		12,157,091
State — 15.7%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC), 5.38%, 11/01/24	125	145,476
Michigan State Building Authority, Refunding RB, Facilities Program:
Series A, 5.50%, 10/15/45	750	867,780
Series H (AGM), 5.00%, 10/15/26	3,000	3,428,820
Series I, 6.25%, 10/15/38	2,350	2,859,997
Series I (AGC), 5.25%, 10/15/24	2,000	2,374,540
Series I (AGC), 5.25%, 10/15/25	1,500	1,785,165
Series I (AGC), 5.25%, 10/15/26	400	473,852
Series I-A, 5.38%, 10/15/41	2,175	2,505,078
Series II (NPFGC), 5.00%, 10/15/29	2,000	2,054,740
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,741,598
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,000	1,141,580
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,722,550
State of Michigan Trunk Line Revenue, RB, Fund:
5.00%, 11/15/29	750	891,232
5.00%, 11/15/33	1,150	1,348,789
5.00%, 11/15/36	2,220	2,584,924

		28,926,121

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Transportation — 11.1%
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	$4,475	$4,724,123
5.25%, 12/01/26	3,700	3,898,690
5.00%, 12/01/34	3,550	3,676,735
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,451,405
5.38%, 12/01/32	4,300	4,680,464

		16,850,587
Utilities — 18.1%
City of Detroit Michigan Water Supply System, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,423,420
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	4,023,240
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,275	6,621,003
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,880,970
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	570	657,102
4.00%, 1/01/42	1,050	1,083,852
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	190	211,656
5.63%, 10/01/40	500	560,930
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,703,754
Lansing Board of Water & Light Utilities System, RB, Series A:
5.00%, 7/01/27	1,210	1,419,245
5.00%, 7/01/31	2,600	3,024,086
5.00%, 7/01/37	1,270	1,456,639
5.50%, 7/01/41	2,000	2,369,420
Michigan Municipal Bond Authority, RB, Clean Water Revolving Fund:
Pooled Project, 5.00%, 10/01/27	760	924,092
Subordinate, 5.00%, 10/01/27	750	851,693

		33,211,102
Total Municipal Bonds in Michigan		230,123,831

Guam — 2.8%
State — 2.0%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	1,800	2,003,364
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	850	951,218
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	715	794,208

		3,748,790
Utilities — 0.8%
Guam Power Authority, Refunding RB, Series A:
5.00%, 10/01/34	335	373,682
(AGM), 5.00%, 10/01/26	600	685,032
(AGM), 5.00%, 10/01/27	390	444,647

		1,503,361
Total Municipal Bonds in Guam		5,252,151

Municipal Bonds	Par (000)	Value
Puerto Rico — 7.2%
State — 5.6%
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.60%, 8/01/43 (b)	$12,500	$2,320,500
CAB, Series A (NPFGC), 5.65%, 8/01/46 (b)	30,000	4,636,800
First Sub-Series C (AGM), 5.13%, 8/01/42	3,200	3,397,216

		10,354,516
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,000	2,237,820
Utilities — 0.4%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	680	692,376
Total Municipal Bonds in Puerto Rico		13,284,712
Total Municipal Bonds — 135.1%		248,660,694

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Michigan — 18.5%
County/City/Special District/School District — 4.2%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	3,970	4,569,490
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,161,590

		7,731,080
Education — 6.2%
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,826,900
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,616,092

		11,442,992
Health — 1.0%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,837,918
Housing — 2.5%
Michigan HDA, RB, Rental Housing, Series A, 6.00%, 10/01/45	4,280	4,613,198
Utilities — 4.6%
City of Grand Rapids Michigan, RB, Sanitary Sewer System (NPFGC), 5.00%, 1/01/34	6,898	7,260,673
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,012	1,102,199

		8,362,872
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.5%		33,988,060
Total Long-Term Investments (Cost — $261,430,343) — 153.6%		282,648,754

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	27

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF Michigan Municipal Money Fund, 0.00% (d)(e)	3,323,390	$3,323,390
Total Short-Term Securities (Cost — $3,323,390) — 1.8%		3,323,390
Total Investments (Cost — $264,753,733) — 155.4%		285,972,144
Other Assets Less Liabilities — 1.1%		2,040,166
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.1)%		(16,724,733)
VRDP Shares, at Liquidation Value — (47.4)%		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$183,987,577

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF Michigan Municipal Money Fund	6,554,292	(3,230,902)	3,323,390	—

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$282,648,754	—	$282,648,754
Short-Term Securities	$3,323,390	—	—	3,323,390

Total	$3,323,390	$282,648,754	—	$285,972,144

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(74,910)	—	$(74,910)
TOB trust certificates	—	(16,718,184)	—	(16,718,184)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	—	$(104,093,094)	—	$(104,093,094)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 107.8%
Corporate — 2.8%
New York City Industrial Development Agency, Refunding RB, AMT:
Series A, 5.00%, 7/01/28	$ 930	$990,320
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	1,500	1,600,470
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,400	4,040,662
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	5,007,545
Suffolk County Industrial Development Agency New York, RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	4,625	4,686,235

		16,325,232
County/City/Special District/School District — 32%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,194,138
City of New York, New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,262,917
Sub-Series A-1, 4.00%, 10/01/34	990	1,062,191
Sub-Series A-1, 5.00%, 10/01/34	1,845	2,176,325
Sub-Series D-1, 5.00%, 10/01/33	8,350	9,796,721
City of New York, New York, GO, Refunding:
Series B, 3.00%, 8/01/31	1,700	1,680,926
Series E, 5.00%, 8/01/27	1,070	1,270,111
Series I, 5.00%, 8/01/32	490	580,273
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,397,643
5.00%, 12/01/36	1,150	1,336,956
Erie County Industrial Development Agency, RB, School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,659,578
5.25%, 5/01/32	1,000	1,146,780
Hudson New York Yards Infrastructure Corp., RB, Series A:
(AGC), 5.00%, 2/15/47	4,300	4,577,092
(AGM), 5.00%, 2/15/47	4,580	4,875,135
(NPFGC), 4.50%, 2/15/47	17,525	18,164,137
(NPFGC), 5.00%, 2/15/47	3,415	3,627,071
(NPFGC), 5.00%, 2/15/47	550	585,442
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 4.52%, 3/01/39 (b)	5,000	1,556,700
CAB, Yankee Stadium (AGC), 4.70%, 3/01/43 (b)	4,330	1,069,120
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	8,800	8,868,024
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,761,043
Yankee Stadium (AGC), 6.38%, 1/01/39	1,000	1,173,820
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,250	2,349,563
Yankee Stadium (NPFGC), 5.00%, 3/01/46	9,650	9,971,827
New York City Transitional Finance Authority, RB, Future Tax Secured:
Series C, 5.00%, 2/01/33	10,020	10,411,281
Series C (NPFGC), 5.00%, 2/01/14 (c)	2,375	2,483,846
Series E (NPFGC), 5.25%, 2/01/13 (c)	2,445	2,445,000
Series E (NPFGC), 5.25%, 2/01/22	55	55,225
New York (continued)
County/City/Special District/School District (concluded)
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured Revenue, Series A (NPFGC), 5.00%, 11/15/26	$ 260	$260,928
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,639,005
5.00%, 11/15/35	11,600	12,674,972
5.00%, 11/15/44	14,470	15,790,098
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,947,302
4 World Trade Center Project, 5.75%, 11/15/51	3,460	4,104,875
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,900	4,337,229
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	630	664,927
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	9,500	10,218,105
5.00%, 10/15/32	27,200	29,083,328
Syracuse Industrial Development Agency New York, RB, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,436,584
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	785,599
Town of Huntington New York, GO, Refunding (AMBAC), 5.50%, 4/15/13	455	460,005
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC):
6.40%, 4/01/13	1,745	1,762,398
6.40%, 4/01/17	555	674,719

		189,378,959
Education — 16.4%
Amherst Development Corp.,
Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,164,040
City of Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,725	6,347,823
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/30	5,410	5,750,018
5.00%, 7/01/35	2,675	2,823,730
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,225,093
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,279,590
New York City Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/36	4,750	5,006,547
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	500	527,005
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,871,524
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,380,201
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,164,600

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	$2,075	$2,467,486
Fordham University, Series A, 5.00%, 7/01/28	325	378,807
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,819,933
General Purpose, Series A, 4.50%, 3/15/35	2,000	2,217,820
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/28	565	612,867
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/29	585	631,332
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/30	610	655,158
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	734,246
New School (AGM), 5.50%, 7/01/43	4,050	4,617,527
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	6,148,421
New York University, Series B, 5.00%, 7/01/34	1,000	1,157,100
New York University, Series B, 5.00%, 7/01/37	600	694,590
New York University, Series B, 5.00%, 7/01/42	3,500	4,020,905
New York University, Series C, 5.00%, 7/01/38	2,000	2,255,180
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	911,944
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,277,938
New York State Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,158,000
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	7,100	7,577,049
New York University, Series A, 5.00%, 7/01/37	4,775	5,527,779
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,538,878
Rochester Institute of Technology, 5.00%, 7/01/38	500	578,385
Rochester Institute Technology, 5.00%, 7/01/42	750	859,650
Rockefeller University, Series B, 4.00%, 7/01/38	3,085	3,271,334
Saint John’s University, Series A, 5.00%, 7/01/27	430	510,169
State University Educational Facilities, Series A, 5.00%, 5/15/29	1,000	1,192,340
Rensselaer County Industrial Development Agency New York, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,259,794
Schenectady County Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	1,120	1,310,557
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	574,570
Tompkins County Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	584,420
5.25%, 7/01/36	860	982,412
Troy Industrial Development Authority, RB, Rensselaer Polytechnic Institute Project, Series E, 5.20%, 4/01/37	2,280	2,557,978

		97,624,740
New York (continued)
Health — 9.6%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/30	$250	$284,795
5.50%, 4/01/34	490	559,266
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	4,650	5,374,191
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,483,250
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,297,720
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	6,500	7,148,895
Montefiore Hospital (NPFGC), 5.00%, 8/01/33	1,500	1,592,715
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (c)	4,925	5,270,636
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	4,064,031
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,296,317
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	2,075	2,371,082
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	1,500	1,594,275
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,750	1,859,988
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	640	724,454
New York State Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,500	1,592,550
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,502,800
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	10,609,362
Saint Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	3,115,209

		56,741,536
Housing — 3.4%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	780	782,293
6.25%, 2/01/31	1,125	1,127,509
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	750	784,432
Series A-1-A, 5.45%, 11/01/46	1,335	1,387,546
Series C, 5.00%, 11/01/26	1,500	1,562,025
Series C, 5.05%, 11/01/36	2,000	2,071,460
Series H-1, 4.70%, 11/01/40	1,340	1,371,436
Series H-2-A, 5.20%, 11/01/35	840	879,875
Series H-2-A, 5.35%, 5/01/41	600	637,338
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	555	555,694
Series 133, 4.95%, 10/01/21	520	541,065
Series 143, 4.85%, 10/01/27	1,100	1,146,651
Series 143, 4.90%, 10/01/37	792	819,004
Series 143 (NPFGC), 4.85%, 10/01/27	2,485	2,611,934
New York State HFA, RB, State Philips Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,543,935

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
Yonkers Industrial Development Agency New York, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	$ 2,445	$2,523,093

		20,345,290
State — 11.1%
New York City Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,790,950
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,817,500
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,427,575
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,718,955
Series S-1, 4.00%, 7/15/42	1,385	1,445,995
Series S-2 (AGM), 5.00%, 1/15/37	5,000	5,368,350
Series S-2 (NPFGC), 4.25%, 1/15/34	5,980	6,218,243
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,983,048
Mental Health Services Facilities, Series B, 5.25%, 2/15/14 (c)	1,570	1,647,935
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,458,604
Series B, 5.00%, 3/15/42	1,500	1,717,200
Series C, 5.00%, 12/15/31	6,230	7,063,823
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	607,910
New York State Thruway Authority, Second General, RB:
Series A (AMBAC), 5.00%, 4/01/26	4,380	4,898,942
Series B, 5.00%, 4/01/27	1,500	1,707,405
New York State Urban Development Corp., RB, State Personal Income Tax:
Series A, 3.50%, 3/15/28	1,500	1,603,920
Series C-1 (NPFGC), 5.00%, 3/15/13 (c)	3,000	3,017,580
State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/14 (c)	5,000	5,266,100
Tobacco Settlement Financing Corp. New York, RB,
Series B-1C, 5.50%, 6/01/22	1,900	1,931,198

		65,691,233
Tobacco — 0.8%
Tobacco Settlement Financing Corp. New York, RB,
Series A-1 (AMBAC), 5.25%, 6/01/20	5,000	5,079,650
Transportation — 22.0%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	3,200	4,071,872
Series H, 4.00%, 11/15/34	1,295	1,352,589
Transportation, Series A, 5.00%, 11/15/27	1,000	1,174,820
Transportation, Series D, 5.25%, 11/15/41	4,000	4,580,800
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,500	1,702,680
Series F, 5.00%, 11/15/30	1,580	1,846,262
Transportation, Series D, 5.25%, 11/15/29	1,000	1,159,720
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated:
5.00%, 12/15/41	6,000	6,788,640
5.25%, 12/15/43	3,500	4,026,925
New York (continued)
Transportation (concluded)
New York State Thruway Authority, Refunding RB:
Series F (AMBAC), 5.00%, 1/01/30	$ 6,000	$6,458,040
Series G (AGM), 4.75%, 1/01/29	7,250	7,830,507
Series G (AGM), 4.75%, 1/01/30	9,000	9,746,370
Series G (AGM), 5.00%, 1/01/30	2,000	2,182,240
Series G (AGM), 5.00%, 1/01/32	1,030	1,125,141
Series I, 5.00%, 1/01/37	3,500	3,970,750
Series I, 4.13%, 1/01/42	1,850	1,929,217
Series I, 5.00%, 1/01/42	2,250	2,534,062
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,092,679
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,737,325
Port Authority of New York & New Jersey, RB:
124th Series, AMT (NPFGC), 5.00%, 8/01/36	500	501,705
163rd Series, 5.00%, 7/15/35	2,500	2,869,550
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,652,300
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/13	4,425	4,510,978
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,664,942
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	10,160	10,163,759
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,500	3,500,945
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT, 4.00%, 1/15/43 (d)	4,000	4,029,400
Triborough Bridge & Tunnel Authority, RB (c):
Sub-Series A (NPFGC), 5.25%, 11/15/13	6,000	6,199,860
Subordinate Bonds (AMBAC), 5.00%, 11/15/13	1,965	2,037,784
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/38	1,000	1,159,320
General, Series B, 5.00%, 11/15/31	495	591,871
General, Series B, 4.00%, 11/15/32	500	544,340
Series C, 5.00%, 11/15/38	2,000	2,340,700
Series E (NPFGC), 5.25%, 11/15/23	630	632,457
Series E (NPFGC), 5.00%, 11/15/32	8,115	8,141,049
Sub-Series A, 5.00%, 11/15/28	2,500	2,998,525
Sub-Series A, 5.00%, 11/15/29	875	1,045,152
Sub-Series A, 3.13%, 11/15/31	2,045	1,991,769

		130,887,045
Utilities — 9.7%
Buffalo Sewer Authority New York, Refunding RB, Series F (NPFGC), 6.00%, 7/01/13	1,175	1,199,052
Long Island Power Authority, RB:
General, Series A (AGM), 5.00%, 5/01/36	3,775	4,261,182
Series A (AMBAC), 5.00%, 9/01/29	7,000	7,390,530
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,796,205
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,404,320
Series A (AGC), 5.75%, 4/01/39	1,015	1,212,641
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	2,000	2,229,040

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	$ 1,000	$1,164,850
Second General Resolution, Series FF, 5.00%, 6/15/31	1,500	1,747,275
Series D (AGM), 5.00%, 6/15/37	9,000	9,764,010
Series DD, 5.00%, 6/15/32	6,750	7,763,107
Series DD (AGM), 4.50%, 6/15/39	1,000	1,049,980
Series FF, 4.00%, 6/15/45	1,975	2,058,069
Series FF, 5.00%, 6/15/45	2,100	2,392,971
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water:
5.00%, 6/15/36	2,100	2,473,485
Series B, 5.00%, 6/15/33	1,040	1,193,806
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,695,638

		57,796,161
Total Municipal Bonds in New York		639,869,846

Guam — 1.0%
Transportation — 0.7%
Guam International Airport Authority, Refunding RB, Series C, AMT (NPFGC):
5.25%, 10/01/21	2,240	2,244,211
5.25%, 10/01/22	2,050	2,053,567

		4,297,778
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,474,972
Total Municipal Bonds in Guam		5,772,750

Puerto Rico — 10.4%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,500	3,757,845
State — 6.5%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	2,000	2,176,100
Sub-Series C-7, 6.00%, 7/01/27	1,400	1,469,706
Sub-Series C-7, 6.00%, 7/01/28	4,775	4,994,316
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (b):
(AMBAC), 6.48%, 7/01/35	3,900	933,309
(AMBAC), 6.55%, 7/01/43	8,000	1,128,080
(NPFGC), 6.10%, 7/01/31	22,030	7,282,016
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities Series M-3 (NPFGC), 6.00%, 7/01/28	2,850	2,994,666
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.63%, 8/01/30	2,000	2,076,300
5.75%, 8/01/37	7,150	7,728,292
(AGM), 5.00%, 8/01/40	2,100	2,208,780
New York (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.60%, 8/01/41 (b)	$ 12,800	$2,653,696
CAB, Series A (NPFGC), 5.60%, 8/01/43 (b)	4,000	742,560
Senior Series C, 5.25%, 8/01/40	2,035	2,213,714

		38,601,535
Transportation — 2.7%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	6,275	7,513,810
Puerto Rico Highway & Transportation Authority, Refunding RB (AGM):
Series AA-1, 4.95%, 7/01/26	3,000	3,233,130
Series CC, 5.50%, 7/01/29	2,050	2,324,475
Series CC, 5.50%, 7/01/31	2,500	2,797,275

		15,868,690
Utilities — 0.6%
Puerto Rico Electric Power Authority, RB, Series RR (NPFGC), 5.00%, 7/01/24	1,000	1,011,520
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/30	2,245	2,288,665

		3,300,185
Total Municipal Bonds in Puerto Rico		61,528,255
Total Municipal Bonds — 119.2%		707,170,851

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 36.4%
County/City/Special District/School District — 11.3%
City of New York, New York, GO:
Series J, 5.00%, 5/15/23	6,750	7,146,900
Sub-Series C-3, (AGC), 5.75%, 8/15/28 (f)	14,400	17,669,520
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,765,901
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	20,000	21,853,400
New York Liberty Development Corp., RB, Class 1, 7 World Trade Center Project, 4.00%, 9/15/35	2,490	2,586,438
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,242,880
Class 1, 7 World Trade Center Project, 5.00%, 9/15/40	3,645	4,163,501
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	6,000	6,945,480

		67,374,020
Education — 5.2%
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	5,198	6,011,827
New York State Dormitory Authority, RB:
New York University, Series A, 5.00%, 7/01/38	6,498	7,327,482
New York University, Series A (AMBAC), 5.00%, 7/01/37	5,707	6,316,765
Series B, 5.75%, 3/15/36	7,850	9,522,992

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	$ 1,480	$1,706,780

		30,885,846
State — 1.2%
New York State Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,297	6,874,401
Transportation — 14.6%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,739	11,621,822
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,398,572
New York Liberty Development Corp., RB, 1 World Trade Center Project, 5.25%, 12/15/43	18,000	20,709,438
New York State Thruway Authority, Refunding RB:
Series A, 5.00%, 3/15/31	3,940	4,676,110
Series G (AGM), 5.00%, 1/01/32	16,000	17,477,920
Series H (AGM), 5.00%, 1/01/37	10,000	11,215,800
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,362,265
5.00%, 10/15/26	6,000	7,003,200

		86,465,127
Utilities — 4.1%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,882,504
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2012, Series B, 5.00%, 6/15/44	3,991	4,525,725
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB (concluded):
Second General Resolution, Series HH, 5.00%, 6/15/32	$ 9,900	$11,555,379
Series FF-2, 5.50%, 6/15/40	2,759	3,256,918

		24,220,526
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		215,819,920

Puerto Rico — 1.4%
State — 1.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.00%, 8/01/40	8,000	8,559,760
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.8%		224,379,680
Total Long-Term Investments (Cost — $860,586,508) — 157.0%		931,550,531

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	5,165,456	5,165,456
Total Short-Term Securities (Cost — $5,165,456) — 0.8%		5,165,456
Total Investments (Cost — $865,751,964) — 157.8%		936,715,987
Other Assets Less Liabilities — 2.5%		15,090,136
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.6)%		(110,322,180)
VRDP Shares, at Liquidation Value — (41.7)%		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$593,783,943

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Wells Fargo & Co.	$4,029,400	$(36,240)

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $7,200,000.

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF New York Municipal Money Fund.	10,257,884	(5,092,428)	5,165,456	$139

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	33

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(74)	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	$10,616,688	$(19,772)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$931,550,531	—	$931,550,531
Short-Term Securities	$5,165,456	—	—	5,165,456

Total	$5,165,456	$931,550,531	—	$936,715,987

[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(19,772)	—	—	$(19,772)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(212,547)	—	$(212,547)
TOB trust certificates	—	(110,274,961)	—	(110,274,961)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	—	$(358,187,508)	—	$(358,187,508)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,217,381
Alaska — 2.0%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,085,420
Alaska Housing Finance Corp., Refunding RB, General Mortgage, Series A, 4.13%, 12/01/37	3,455	3,556,819
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	3,154,913
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,581,026

		21,378,178
Arizona — 0.5%
Maricopa County & Phoenix Industrial Development Authority, Refunding RB, S/F Housing, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	625	644,213
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,725	4,260,245

		4,904,458
California — 14.3%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24 (a)	10,000	11,194,600
California Health Facilities Financing Authority, RB:
Saint Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,786,329
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,876,640
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	2,785	2,884,759
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,525	1,743,533
(NPFGC), 5.00%, 5/01/13 (b)	9,865	9,983,281
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	3,545	3,955,263
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,523,877
Saint Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,498,760
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,153,707
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,834,855
Series A-1, 5.75%, 3/01/34	2,300	2,668,552
Coast Community College District, GO, Election of 2002, Series C (AGM), 5.32%, 8/01/33 (c)	8,100	2,759,184
County of Sacramento California, RB, Senior Series A (AGM), 5.00%, 7/01/41	12,500	13,602,125
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 5.87%, 8/01/34 (c)	5,000	1,442,900
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (b)	5,800	6,245,092
Grossmont Union High School District, GO, CAB, Election of 2004, 4.41%, 8/01/31 (c)	5,110	2,280,082
Long Beach Unified School District, GO, Election of 2008, Series B, 4.64%, 8/01/34 (c)	5,000	1,864,950
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,372,308
Norwalk-La Mirada Unified School District California, GO, CAB, Refunding, Election of 2002, Series E (AGC), 4.82%, 8/01/38 (c)	7,620	2,264,816
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,800,750
California (concluded)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (c):
4.58%, 8/01/35	$7,820	$2,821,769
4.63%, 8/01/36	10,000	3,410,800
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (c):
4.64%, 8/01/37	8,000	2,599,040
4.68%, 8/01/38	12,940	3,975,556
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,390,290
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 4.20%, 7/01/31 (c)	3,485	1,620,908
San Francisco Bay Area Rapid Transit District, RB, Sales Tax Revenue (AGM), 5.00%, 7/01/14 (b)	10,000	10,662,400
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,283,950
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	2,048,076
5.00%, 8/01/38	1,600	1,801,440
State of California, GO:
5.50%, 3/01/40	1,020	1,192,237
Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,483
Various Purpose, 5.00%, 4/01/42	2,000	2,266,960
State of California, GO, Refunding:
5.00%, 2/01/38	4,000	4,542,440
5.00%, 10/01/41	2,555	2,882,014
Various Purpose, 5.00%, 9/01/41	2,700	3,042,738
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 4.73%, 8/01/36 (c)	6,545	2,183,150
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	4,012,164

		150,482,778
Florida — 10.9%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	13,100	14,885,661
Broward County Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,604,578
City of Jacksonville, Refunding RB, Transportation, Series A, 5.00%, 10/01/30	770	901,185
Collier County School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,571,150
County of Lee Florida, Refunding RB, Series A, AMT:
5.63%, 10/01/26	2,600	3,047,226
5.38%, 10/01/32	3,440	3,865,218
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	7,298,100
Series B-1, 5.75%, 7/01/33	3,700	4,328,038
County of Miami-Dade Florida, RB Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	3,092,936
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	11,000	11,607,200
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	20,785,246
Series C (BHAC), 6.00%, 10/01/23	20,095	24,644,910
Special Obligation, Series B, 5.00%, 10/01/37	1,940	2,173,440
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,058,455

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	$5,135	$5,691,737
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,465	1,656,270

		114,211,350
Georgia — 1.7%
Burke County Development Authority, Refunding RB, Oglethorpe Power Corp., Vogtle Project, Series C, 5.70%, 1/01/43	6,450	7,019,406
City of Atlanta Georgia, Refunding RB, General, Series B (AGM), 5.25%, 1/01/33	10,000	10,556,200

		17,575,606
Illinois — 17.8%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	6,470	7,563,495
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,869,674
Chicago Park District, GO, Harbor Facilities, Series C:
5.25%, 1/01/37	4,000	4,590,440
5.25%, 1/01/40	1,505	1,716,964
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, AMT (NPFGC):
Series A, 5.75%, 1/01/39	9,000	10,600,470
Series B-2, 5.25%, 1/01/27	10,000	10,220,000
Series B-2, 6.00%, 1/01/27	26,230	27,307,528
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC) (c):
4.26%, 1/01/29	4,000	2,044,920
4.51%, 1/01/33	7,950	3,270,392
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	16,400	16,694,872
City of Chicago Illinois, Refunding RB, Water System, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	3,500	3,873,205
Cook County Forest Preserve District, GO Refunding:
Limited Tax Project, Series B, 5.00%, 12/15/37	775	886,484
Unlimited Tax, Series C, 5.00%, 12/15/37	890	1,021,916
Illinois Finance Authority, RB, Series A, 5.75%, 8/15/34	8,700	10,346,040
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,168,540
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	17,935	19,388,990
5.25%, 2/01/35	15,000	16,676,400
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,553,840
(BHAC), 5.50%, 1/01/33	2,000	2,288,880
Kane, Kendall, Etc. Counties Community College District No. 516 Illinois, GO, CAB, Series E (NPFGC), 4.94%, 12/15/25 (c)	5,000	2,668,650
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (c):
3.73%, 12/15/26	9,600	5,749,440
4.40%, 6/15/32	14,000	6,025,040
4.52%, 12/15/34	41,880	15,755,675
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 4.85%, 6/15/44 (c)	9,430	2,096,949
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	2,041,547
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,252,140

		186,672,491
Indiana — 2.8%
City of Indianapolis Indiana, Refunding RB, Second Lien, Series B (AGC), 5.25%, 8/15/27	$5,000	$5,579,300
Indiana Finance Authority, RB, Wastewater Utility, 5.25%, 10/01/38	2,900	3,361,013
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,201,466
Series B, 5.75%, 1/01/34	1,050	1,094,006
Series B, 6.00%, 1/01/39	5,000	5,990,250

Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,314,120
(AGC), 5.25%, 1/01/29	1,350	1,526,796
(AGC), 5.50%, 1/01/38	4,250	4,824,430

		29,891,381
Iowa — 3.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	12,650	14,422,771
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	4,530	5,186,895
5.70%, 12/01/27	4,530	5,196,318
5.75%, 12/01/28	2,400	2,742,888
5.80%, 12/01/29	3,060	3,496,325
5.85%, 12/01/30	3,170	3,617,002

		34,662,199
Kentucky — 1.0%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,712,760
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.25%, 5/15/37	5,000	5,306,850

		10,019,610
Louisiana — 1.1%
New Orleans Aviation Board Louisiana, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,952,243
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (d)	4,270	4,710,323

		11,662,566
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.00%, 11/15/27	920	960,425
Massachusetts — 3.7%
Massachusetts HFA, RB:
S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (d)	10,670	10,998,209
Series B, 7.00%, 12/01/38	3,150	3,633,557
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	12,005	12,095,638
Series C, 5.35%, 12/01/42	3,100	3,344,528
Massachusetts Port Authority, Refunding RB, BOSFUEL Project, AMT (NPFGC), 5.00%, 7/01/38	8,275	8,576,210

		38,648,142
Michigan — 7.0%
City of Detroit Michigan, RB, Series B (AGM):
Second Lien, 6.25%, 7/01/36	1,075	1,254,299
Second Lien, 7.00%, 7/01/36	500	605,855
Senior Lien, 7.50%, 7/01/33	1,000	1,249,590
City of Detroit Michigan, Refunding RB:
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,848,780
Senior Lien, Series D (AGM), 5.00%, 7/01/23	5,000	5,405,950
Series D (NPFGC), 5.00%, 7/01/33	5,000	5,232,850

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	$3,185	$3,773,301
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,803,188
Series I (AGC), 5.25%, 10/15/24	1,750	2,077,723
Series I (AGC), 5.25%, 10/15/25	3,250	3,867,857
Series I-A, 5.38%, 10/15/36	2,075	2,412,022
Series II-A, 5.38%, 10/15/41	1,900	2,188,344
Series II-A (AGM), 5.25%, 10/15/36	8,040	9,316,430
Michigan State HDA, RB, Series C, 5.50%, 12/01/28	2,735	2,962,634
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A (Syncora), 5.50%, 6/01/30	2,500	2,529,050
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,552,700
5.25%, 9/15/26	6,650	7,596,694
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,442,400

		73,119,667
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,755,155
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities and Expansion and Renovation Project, Series A, 5.00%, 6/01/41	2,000	2,274,560

Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,825	3,192,956
Nevada — 2.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,648,115
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,170	5,819,404
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	19,250	20,136,655

		28,604,174
New Jersey — 4.2%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/14 (b)	4,000	4,300,120
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1:
(AMBAC), 5.50%, 9/01/24	6,500	8,294,650
(NPFGC), 5.50%, 9/01/28	1,685	2,201,335
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,422,400
5.50%, 12/01/26	1,800	2,035,044
5.75%, 12/01/28	200	226,772
5.88%, 12/01/33	6,895	7,840,442
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 4.55%, 12/15/35 (c)	18,525	6,617,130
CAB, Series C (AGC), 3.86%, 12/15/25 (c)	10,000	6,114,000
Series A (NPFGC), 5.75%, 6/15/25	4,000	5,190,480

		44,242,373
New York — 5.1%
City of New York, New York, GO, Series J, 5.25%, 5/15/14 (b)	10,000	10,634,200
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	1,920	2,291,155
New York (concluded)
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	$7,250	$8,398,690
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,800,582
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	3,210	3,641,745
Port Authority of New York & New Jersey, RB, Consolidated, 37th Series, AMT, (AGM), 5.13%, 7/15/30	19,500	20,687,940
Port Authority of New York & New Jersey, Refunding RB, Consolidated 172nd Series, AMT, 4.50%, 4/01/37	3,970	4,327,618

		53,781,930
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,075	2,220,520
Ohio — 0.6%
County of Allen Ohio, Refunding RB, Catholic HealthCare Partners, Series A 5.00%, 5/01/42	2,030	2,272,138
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,771,390

		6,043,528
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	16,846,284
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,890,039
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	3,175,335

		26,911,658
Puerto Rico — 3.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	2,000	2,161,760
6.38%, 8/01/39	10,195	11,469,579
5.50%, 8/01/42	5,155	5,496,673
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.60%, 8/01/41 (c)	15,000	3,109,800
CAB, Series A, (NPFGC) 5.60% 8/01/42 (c)	3,190	624,730
CAB, Series C, 5.56%, 8/01/38 (c)	9,400	2,321,612
CAB, Series C, 5.57%, 8/01/39 (c)	24,000	5,596,800
First Sub-Series C, 6.00%, 8/01/39	1,180	1,313,836

		32,094,790
South Carolina — 0.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,411,872
Tennessee — 0.1%
Memphis Center City Revenue Finance Corp., RB, Pyramid and Pinch Distribution, Series B (AGM), 5.25%, 11/01/30	485	568,410
Texas — 14.1%
Bexar County, Refunding RB, Venue Project, 5.00%, 8/15/39	3,870	4,287,612
City of Houston Texas, Refunding RB, Combined, First Lien, Series A:
(AGC), 6.00%, 11/15/35	5,700	6,946,704
(AGC), 5.38%, 11/15/38	3,650	4,268,602
(AGM), 5.00%, 11/15/36	10,000	11,375,000
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	12,302,700
Dallas/Fort Worth International Airport, RB:
Series D, AMT, 5.00%, 11/01/38	5,500	5,987,080
Series H, 5.00%, 11/01/37	8,865	9,677,654

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Grand Prairie ISD Texas, GO, CAB, Refunding, 5.34%, 8/15/28 (c)	$10,000	$4,408,100
Harris County Hospital District, Refunding RB, Senior Lien, Series A (NPFGC), 5.25%, 2/15/37	4,055	4,321,616
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,993,900
Midland County Fresh Water Supply District No. 1. RB, CAB, City of Midland Project, Series A, 4.48%, 9/15/36 (c)	5,810	2,038,148
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	6,275	7,441,648
System, Series A (NPFGC), 5.13%, 1/01/28	20,000	21,948,000
System, Series B (NPFGC), 5.75%, 1/01/40	10,000	11,499,600
San Antonio Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	4,400	4,479,464
CAB, 4.58%, 9/15/35 (c)	7,160	2,568,507
CAB, 4.66%, 9/15/36 (c)	12,195	4,108,373
CAB, 4.72%, 9/15/37 (c)	8,730	2,770,204
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC), 5.45%, 9/01/23	3,545	3,550,885
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/28	400	437,500
5.00%, 12/15/29	3,240	3,535,391
Texas State Turnpike Authority, RB, CAB (AMBAC), 5.97%, 8/15/31 (c)	20,265	6,807,216
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 4.00%, 8/15/38	2,860	2,862,202

		148,616,106
Utah — 1.6%
Utah Transit Authority, Refunding RB, CAB, Sub-Series A (c):
(AGC), 3.20%, 6/15/20	10,000	7,916,000
(NPFGC), 4.11%, 6/15/24	13,930	8,773,114

		16,689,114
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (d)	1,510	1,609,162
Washington — 1.1%
Washington Health Care Facilities Authority, RB, Series A:
5.00%, 10/01/39	1,125	1,226,622
5.25%, 10/01/39	2,725	3,037,612
5.00%, 8/15/44	1,020	1,129,201
Washington Healthcare Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,575,472

		11,968,907
Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	3,745	4,247,204
SynergyHealth Inc., 6.00%, 8/01/13 (b)	3,395	3,492,437
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 4/01/42	1,300	1,460,966

		9,200,607
Total Municipal Bonds – 104.5%		1,097,592,054
Arizona — 1.5%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/21 (f)	$10,000	$11,410,200
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,500	3,982,265

		15,392,465
California — 10.6%
Alameda County Joint Powers Authority, Refunding, LRB (AGM), 5.00%, 12/01/34	6,990	7,773,090
California State University, RB, Systemwide, Series A (AGM):
5.00%, 11/01/33 (f)	7,996	8,947,244
5.00%, 11/01/37	18,435	20,569,055
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,775,600
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	8,178,075
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,756,675
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/33	5,248	6,567,994
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	12,106,048
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,272,615
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	9,370	10,591,473
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,671,056

		111,208,925
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34 (f)	2,469	2,827,272
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,010	5,633,194
District of Columbia — 2.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,595	3,168,374
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (f)	4,281	5,195,978
Metropolitan Washington Airports Authority, RB, Series B, AMT (AMBAC), 5.00%, 10/01/32	10,000	10,864,500
Metropolitan Washington Airports Authority, Refunding RB, Series B, AMT, 5.00%, 10/01/30	6,880	7,896,245

		27,125,097
Florida — 6.4%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (f)	3,300	3,701,049
County of Miami-Dade Florida, RB:
(AGM), 5.00%, 10/01/39	11,701	13,097,454
(Syncora), 5.00%, 7/01/31	19,800	21,800,196
County of Miami-Dade Florida, Refunding RB, 5.00%, 7/12/42	4,840	5,446,936
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	3,299	3,775,348
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (d)	5,400	5,987,358
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	13,897,924

		67,706,265

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Third Indenture, Series B (AGM), 5.00%, 7/01/37	$10,000	$11,323,759
Hawaii — 1.0%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (b)	9,830	10,486,939
Illinois — 3.4%
City of Chicago Illinois, GO, Refunding, Series A (AGC), 5.25%, 1/01/24 (f)	11,000	12,423,730
City of Chicago Illinois, RB, Motor Fuel Tax, Series A (AGC), 5.00%, 1/01/38	4,000	4,257,600
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.00%, 1/01/41	2,190	2,455,734
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	12,368,200
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	720	811,998
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	3,499	4,009,124

		36,326,386
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,916,776
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	11,130,900
Michigan — 1.2%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	11,600	12,921,124
Nevada — 0.6%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	510	622,835
5.75%, 7/01/34	4,813	5,929,714

		6,552,549
New Jersey — 1.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	13,564,300
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	4,960	5,685,747

		19,250,047
New York — 2.9%
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 6/15/37	17,567	19,959,617
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 143rd Series, AMT, 5.00%, 10/01/30	5,180	5,661,895
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	4,500	5,366,115

		30,987,627
North Carolina — 0.9%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	9,456	9,891,054
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,320,737
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,520	1,742,300

		7,063,037

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	$6,540	$7,114,474
South Carolina — 0.4%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	4,018	4,336,748
South Dakota — 0.1%
South Dakota HDA, Refunding RB, Homeownership Mortgage, Series K, 5.05%, 5/01/36	623	637,916
Texas — 4.0%
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	14,670,124
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	11,251,900
North East ISD Texas, GO, School Building, Series A, 5.00%, 8/01/37 (f)	3,500	4,010,755
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,789,100

		41,721,879
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,547,736
Washington — 5.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	19,297,826
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	17,910,013
Port of Seattle Washington, Refunding RB, Series B, AMT (NPFGC), 5.20%, 7/01/29	20,565	20,736,055

		57,943,894
Wisconsin — 2.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	18,055,839
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (f)	7,459	8,290,739

		26,346,578
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.9%		535,392,641
Total Long-Term Investments (Cost — $1,462,091,285) — 155.4%		1,632,984,695

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	19,825	19,824,998
Total Short-Term Securities (Cost — $19,824,998) — 1.9%		19,824,998
Total Investments (Cost — $1,481,916,283) — 157.3%		1,652,809,693
Other Assets Less Liabilities — 1.2%		12,444,284
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.6)%		(258,425,922)
VRDP Shares, at Liquidation Value — (33.9)%		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,050,428,055

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	39

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $32,378,149.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
FFI Institutional Tax-Exempt Fund.	21,624,366	(1,799,368)	19,824,998	$1,257

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,632,984,695	—	$1,632,984,695
Short-Term Securities	$19,824,998	—	—	19,824,998

Total	$19,824,998	$1,632,984,695	—	$1,652,809,693

[1]   See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilites:
TOB trust certificates	—	$(258,312,052)	—	$(258,312,052)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	—	$(614,712,052)	—	$(614,712,052)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$559,712,380	$937,692,565	$282,648,754	$931,550,531	$1,632,984,695
Investments at value — affiliated[2]	883,107	4,581,630	3,323,390	5,165,456	19,824,998
Cash pledged as collateral for financial futures contracts	—	224,000	—	—	—
Interest receivable	5,813,222	12,441,348	2,898,890	9,762,500	17,159,064
Investments sold receivable	—	—	—	12,659,186	671,817
Deferred offering costs	148,405	320,228	225,326	425,635	560,514
Prepaid expenses	12,808	20,731	6,504	21,282	37,450

Total assets	566,569,922	955,280,502	289,102,864	959,584,590	1,671,238,538

Accrued Liabilities
Bank overdraft	121,848	142,870	74,910	212,547	—
Income dividends payable — Common Shares	1,585,897	2,614,145	834,791	2,807,149	4,883,897
Investments purchased payable	—	5,165,776	—	4,074,973	—
Investment advisory fees payable	248,787	400,643	122,436	403,944	705,580
Officer’s and Directors’ fees payable	3,396	149,445	1,916	161,225	270,684
Interest expense and fees payable	38,425	107,959	6,549	47,219	113,870
Variation margin payable	—	15,938	—	19,772	—
Other accrued expenses payable	91,644	74,046	56,501	98,857	124,400

Total accrued liabilities	2,089,997	8,670,822	1,097,103	7,825,686	6,098,431

Other Liabilities
TOB trust certificates	87,975,110	203,182,546	16,718,184	110,274,961	258,312,052
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	218,975,110	369,682,546	104,018,184	357,974,961	614,712,052

Total liabilities	221,065,107	378,353,368	105,115,287	365,800,647	620,810,483

Net Assets Applicable to Common Shareholders	$345,504,815	$576,927,134	$183,987,577	$593,783,943	$1,050,428,055

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$299,933,629	$492,943,551	$162,599,683	$534,922,411	$954,313,225
Undistributed net investment income	4,122,400	7,784,834	1,769,848	8,352,234	15,905,690
Accumulated net realized loss	(10,550,523)	(7,930,270)	(1,600,365)	(20,434,953)	(90,684,270)
Net unrealized appreciation/depreciation	51,999,309	84,129,019	21,218,411	70,944,251	170,893,410

Net Assets Applicable to Common Shareholders	$345,504,815	$576,927,134	$183,987,577	$593,783,943	$1,050,428,055

Net asset value per Common Share	$15.36	$16.77	$15.21	$15.02	$15.49

[1] Investments at cost — unaffiliated	$507,713,071	$853,734,599	$261,430,343	$860,586,508	$1,462,091,285
[2] Investments at cost — affiliated	$883,107	$4,581,630	$3,323,390	$5,165,456	$19,824,998
3 VMTP/VRDP Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	8,180	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,494,997	34,396,651	12,098,420	39,537,306	67,831,896

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	41

Statements of Operations

Six Months Ended January 31, 2013 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$11,812,422	$19,474,350	$6,304,678	$20,984,205	$37,300,869
Income — affiliated	615	12	—	139	1,257

Total income	11,813,037	19,474,362	6,304,678	20,984,344	37,302,126

Expenses
Investment advisory	1,561,466	2,369,383	725,637	2,412,720	4,164,333
Professional	70,713	87,438	53,215	88,978	113,641
Accounting services	47,771	63,355	30,874	75,033	102,107
Transfer agent	24,973	21,586	10,664	30,855	60,122
Officer and Directors	19,371	41,382	10,424	43,888	75,978
Custodian	14,905	18,922	6,611	21,099	33,515
Printing	5,515	4,077	4,359	7,674	7,407
Registration	4,777	5,945	4,705	6,791	11,638
Miscellaneous	31,822	43,471	37,324	37,815	54,656

Total expenses excluding interest expense, fees and amortization of offering costs	1,781,313	2,655,559	883,813	2,724,853	4,623,397
Interest expense, fees and amortization of offering costs[1]	1,109,832	1,615,688	544,785	1,844,113	2,831,537

Total expenses	2,891,145	4,271,247	1,428,598	4,568,966	7,454,934
Less fees waived by Manager	(92,967)	(7,801)	(995)	(5,796)	(4,371)

Total expenses after fees waived	2,798,178	4,263,446	1,427,603	4,563,170	7,450,563

Net investment income	9,014,859	15,210,916	4,877,075	16,421,174	29,851,563

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,906,649	1,879,021	268,794	659,959	952,879
Financial futures contracts	—	148,953	(68,935)	—	(401,075)

	3,906,649	2,027,974	199,859	659,959	551,804

Net change in unrealized appreciation/depreciation on:
Investments	671,011	3,982,993	761,711	(2,426,286)	10,512,380
Financial futures contracts	—	171,053	—	(19,772)	—

	671,011	4,154,046	761,711	(2,446,058)	10,512,380

Total realized and unrealized gain (loss)	4,577,660	6,182,020	961,570	(1,786,099)	11,064,184

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$13,592,519	$21,392,936	$5,838,645	$14,635,075	$40,915,747

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$9,014,859	$19,274,032	$15,210,916	$30,950,945
Net realized gain	3,906,649	6,203,078	2,027,974	7,279,735
Net change in unrealized appreciation/depreciation	671,011	41,808,358	4,154,046	71,266,940
Dividends to AMPS shareholders from net investment income	—	(130,644)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	13,592,519	67,154,824	21,392,936	109,497,620

Dividends to Common Shareholders From
Net investment income	(9,660,796)	(19,801,506)[1]	(15,676,032)	(30,736,093)[1]

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	—	—	57,806	—
Reinvestment of common dividends	428,690	434,788	593,203	—

Net increase in net assets derived from capital share transactions	428,690	434,788	651,009	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	4,360,413	47,788,106	6,367,913	78,761,527
Beginning of period	341,144,402	293,356,296	570,559,221	491,797,694

End of period	$345,504,815	$341,144,402	$576,927,134	$570,559,221

Undistributed net investment income	$4,122,400	$4,768,337	$7,784,834	$8,249,950

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$4,877,075	$9,682,216	$16,421,174	$32,644,363
Net realized gain (loss)	199,859	642,666	659,959	(1,622,452)
Net change in unrealized appreciation/depreciation	761,711	19,657,656	(2,446,058)	67,246,756

Net increase in net assets applicable to Common Shareholders resulting from operations	5,838,645	29,982,538	14,635,075	98,268,667

Dividends to Common Shareholders From
Net investment income	(5,007,651)	(10,519,402)[1]	(16,825,612)	(33,617,202)[1]

Capital Share Transactions
Reinvestment of common dividends	80,916	336,204	1,167,190	97,586

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	911,910	19,799,340	(1,023,347)	64,749,051
Beginning of period	183,075,667	163,276,327	594,807,290	530,058,239

End of period	$183,987,577	$183,075,667	$593,783,943	$594,807,290

Undistributed net investment income	$1,769,848	$1,900,424	$8,352,234	$8,756,672

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	43

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$29,851,563	$58,623,097
Net realized gain	551,804	2,233,203
Net change in unrealized appreciation/depreciation	10,512,380	141,075,518

Net increase in net assets applicable to Common Shareholders resulting from operations	40,915,747	201,931,818

Dividends to Common Shareholders From
Net investment income	(29,465,723)	(58,495,073)[1]

Capital Share Transactions
Reinvestment of common dividends	2,956,363	1,599,734

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	14,406,387	145,036,479
Beginning of period	1,036,021,668	890,985,189

End of period	$1,050,428,055	$1,036,021,668

Undistributed net investment income	$15,905,690	$15,519,850

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Cash Flows

Six Months Ended January 31, 2013 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$13,592,519	$21,392,936	$5,838,645	$14,635,075	$40,915,747
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(390,044)	282,895	41,065	98,091	(93,828)
Increase in cash pledged as collateral for financial futures contracts	—	(224,000)	—	—	—
Increase in prepaid expenses	(4,988)	(7,784)	(2,366)	(7,837)	(13,725)
Increase in investment advisory fees payable	7,341	7,841	1,888	300	17,904
Increase (decrease) in interest expense and fees payable	2,114	(3,850)	(35)	(7,501)	5,076
Increase in other accrued expenses payable	28,387	9,610	19,277	10,800	12,346
Increase in variation margin payable	—	15,938	—	19,772	—
Increase in Officer’s and Directors’ fees payable	2,770	25,994	1,561	27,871	48,110
Net realized and unrealized (gain) loss on investments	(4,577,660)	(5,862,014)	(1,030,505)	1,766,327	(11,465,259)
Amortization of premium and accretion of discount on investments	1,062,957	1,782,440	47,516	518,135	(1,653,454)
Amortization of deferred offering costs	37,082	3,422	3,314	5,239	5,993
Proceeds from sales of long-term investments	85,711,872	99,437,620	17,337,513	43,573,842	70,842,238
Purchases of long-term investments	(83,432,531)	(105,521,944)	(20,637,317)	(42,606,742)	(85,508,812)
Net proceeds from sales (purchases) of short-term securities	(883,107)	289,278	3,230,902	5,092,428	1,799,368

Cash provided by operating activities	11,156,712	11,628,382	4,851,458	23,125,800	14,911,704

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	3,574,868	10,890,882	—	8,064,595	29,009,862
Cash payments for TOB trust certificates	(3,695,614)	(7,581,999)	—	(15,750,000)	(17,425,968)
Cash dividends paid to Common Shareholders	(9,297,545)	(15,080,135)	(4,926,368)	(15,652,942)	(26,495,598)
Increase (decrease) in bank overdraft	(1,738,421)	142,870	74,910	212,547	–

Cash used for financing activities	(11,156,712)	(11,628,382)	(4,851,458)	(23,125,800)	(14,911,704)

Cash
Net increase (decrease) in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—

Cash at end of period	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest	$1,068,193	$1,613,834	$540,815	$1,844,031	$2,816,506

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$428,690	$593,203	$80,916	$1,167,190	$2,956,363

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	45

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period October 1, 2007 to July 31, 2008		Year Ended September 30, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$15.18		$13.07		$13.57		$12.27		$12.84		$13.72		$14.15

Net investment income[1]	0.40		0.86		0.89		0.92		0.90		0.78		0.97
Net realized and unrealized gain (loss)	0.21		2.14		(0.49)		1.26		(0.71)		(0.91)		(0.45)
Dividends to AMPS shareholders from net investment income	—		(0.01)		(0.02)		(0.02)		(0.12)		(0.25)		(0.33)

Net increase (decrease) from investment operations	0.61		2.99		0.38		2.16		0.07		(0.38)		0.19

Dividends to Common Shareholders from net investment income	(0.43)		(0.88)[2]		(0.88)[2]		(0.86)[2]		(0.64)[2]		(0.50)[2]		(0.62)[2]

Net asset value, end of period	$15.36		$15.18		$13.07		$13.57		$12.27		$12.84		$13.72

Market price, end of period	$15.42		$15.55		$12.46		$14.26		$11.40		$11.30		$12.39

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	4.04%	[4]	23.64%		3.19%		18.04%		1.58%		(2.41)%	[4]	1.73%

Based on market price	1.96%	[4]	32.85%		(6.38)%		33.51%		7.24%		(4.89)%	[4]	0.31%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66%	[5]	1.52%	[6]	1.30%	[6]	1.28%	[6]	1.66%	[6]	1.55%	[5,6]	1.61%	[6]

Total expenses after fees waived and paid indirectly	1.61%	[5]	1.46%	[6]	1.23%	[6]	1.15%	[6]	1.45%	[6]	1.45%	[5,6]	1.54%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.97%	[5]	1.00%	[6,8]	1.07%	[6]	0.99%	[6]	1.04%	[6]	1.15%	[5,6]	1.17%	[6]

Net investment income	5.19%	[5]	6.05%	[6]	6.93%	[6]	6.92%	[6]	7.61%	[6]	6.74%	[5,6]	6.94%	[6]

Dividends to AMPS shareholders	—		0.04%		0.17%		0.18%		1.03%		2.19%	[5]	2.37%

Net investment income to Common Shareholders	5.19%	[5]	6.01%		6.76%		6.74%		6.58%		4.55%	[5]	4.57%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$345,505		$341,144		$293,356		$303,667		$274,342		$286,933		$306,769

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$131,000		$131,000		$131,000		$145,300		$204,500

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000		—		—		—		—		—

Portfolio turnover	13%		36%		24%		20%		37%		43%		43%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$80,983		$82,953		$77,357		$74,376		$62,514

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$363,744		$360,416		—		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.97%.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$16.60		$14.31		$14.66		$13.43		$13.86		$14.63		$15.09

Net investment income[1]	0.44		0.90		0.91		0.87		0.86		0.68		0.92
Net realized and unrealized gain (loss)	0.19		2.28		(0.37)		1.15		(0.51)		(0.75)		(0.42)
Dividends to AMPS shareholders from net investment income	—		—		(0.02)		(0.03)		(0.12)		(0.20)		(0.28)

Net increase (decrease) from investment operations	0.63		3.18		0.52		1.99		0.23		(0.27)		0.22

Dividends to Common Shareholders from net investment income	(0.46)		(0.89)[2]		(0.87)[2]		(0.76)[2]		(0.66)[2]		(0.50)[2]		(0.68)[2]

Net asset value, end of period	$16.77		$16.60		$14.31		$14.66		$13.43		$13.86		$14.63

Market price, end of period	$16.55		$16.59		$13.00		$14.02		$12.08		$12.33		$13.16

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.82%	[4]	23.15%		4.21%		15.69%		3.03%		(1.54)%	[4]	1.76%

Based on market price	2.52%	[4]	35.48%		(1.01)%		23.00%		4.17%		(2.63)%	[4]	(5.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	[5]	1.62%		1.50%	[6]	1.11%	[6]	1.40%	[6]	1.38%	[5,6]	1.53%	[6]

Total expenses after fees waived and paid indirectly	1.47%	[5]	1.61%		1.49%	[6]	1.10%	[6]	1.38%	[6]	1.36%	[5,6]	1.53%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.91%	[5]	1.20%	[8]	1.15%	[6]	0.95%	[6]	1.02%	[6]	1.04%	[5,6]	1.03%	[6]

Net investment income	5.25%	[5]	5.79%		6.49%	[6]	6.10%	[6]	6.60%	[6]	6.15%	[5,6]	6.22%	[6]

Dividends to AMPS shareholders	—		—		0.16%		0.20%		0.91%		1.78%	[5]	1.87%

Net investment income to Common Shareholders	5.25%	[5]	5.79%		6.33%		5.90%		5.69%		4.37%	[5]	4.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$576,927		$570,559		$491,798		$503,869		$461,505		$476,235		$502,855

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$166,525		$166,525		$192,300		$275,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500		$166,500		—		—		—		—

Portfolio turnover	10%		34%		26%		30%		25%		25%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$100,648		$94,289		$86,933		$70,733

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$446,503		$442,678		$395,374		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	47

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$15.14		$13.53		$13.82		$12.87		$13.24		$14.13		$14.60

Net investment income[1]	0.40		0.80		0.86		0.91		0.93		0.70		0.97
Net realized and unrealized gain (loss)	0.08		1.68		(0.26)		0.90		(0.49)		(0.88)		(0.47)
Dividends to AMPS shareholders from net investment income	—		—		(0.03)		(0.04)		(0.14)		(0.21)		(0.29)

Net increase (decrease) from investment operations	0.48		2.48		0.57		1.77		0.30		(0.39)		0.21

Dividends to Common Shareholders from net investment income	(0.41)		(0.87)[2]		(0.86)[2]		(0.82)[2]		(0.67)[2]		(0.50)[2]		(0.68)[2]

Net asset value, end of period	$15.21		$15.14		$13.53		$13.82		$12.87		$13.24		$14.13

Market price, end of period	$14.70		$14.52		$12.28		$13.67		$11.58		$11.63		$12.61

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.29%	[4]	19.01%		4.74%		14.62%		3.81%		(2.48)%	[4]	1.78%

Based on market price	4.09%	[4]	25.76%		(3.89)%		26.01%		6.34%		(4.01)%	[4]	(5.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	[5]	1.71%		1.32%	[6]	1.08%	[6]	1.28%	[6]	1.48%	[5,6]	1.69%	[6]

Total expenses after fees waived	1.54%	[5]	1.71%		1.31%	[6]	1.07%	[6]	1.26%	[6]	1.45%	[5,6]	1.68%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5]	1.37%	[8]	1.21%	[6]	1.03%	[6]	1.12%	[6]	1.14%	[5,6]	1.14%	[6]

Net investment income	5.26%	[5]	5.56%		6.46%	[6]	6.74%	[6]	7.43%	[6]	6.61%	[5,6]	6.77%	[6]

Dividends to AMPS shareholders	—		—		0.23%		0.28%		1.15%		1.98%	[5]	2.05%

Net investment income to Common Shareholders	5.26%	[5]	5.56%		6.23%		6.46%		6.28%		4.63%	[5]	4.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$183,988		$183,076		$163,276		$166,773		$155,360		$159,759		$170,559

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$87,350		$87,350		$87,350		$99,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,300		$87,300		$87,300		—		—		—		—

Portfolio turnover	6%		19%		18%		18%		9%		20%		10%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$72,733		$69,467		$70,730		$68,076

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$310,753		$309,709		$287,029		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$15.07		$13.44		$13.89		$12.65		$13.16		$13.94		$14.40

Net investment income[1]	0.42		0.83		0.87		0.90		0.87		0.66		0.84
Net realized and unrealized gain (loss)	(0.04)		1.65		(0.44)		1.08		(0.61)		(0.77)		(0.38)
Dividends to AMPS shareholders from net investment income.	—		—		(0.03)		(0.04)		(0.13)		(0.19)		(0.27)

Net increase (decrease) from investment operations	0.38		2.48		0.40		1.94		0.13		(0.30)		0.19

Dividends to Common Shareholders from net investment income	(0.43)		(0.85)[2]		(0.85)[2]		(0.70)[2]		(0.64)[2]		(0.48)[2]		(0.65)[2]

Net asset value, end of period	$15.02		$15.07		$13.44		$13.89		$12.65		$13.16		$13.94

Market price, end of period	$15.12		$15.11		$12.60		$13.57		$11.36		$11.80		$12.80

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	2.51%	[4]	19.10%		3.36%		16.15%		2.29%		(1.86)%	[4]	1.66%

Based on market price	2.92%	[4]	27.38%		(0.81)%		26.36%		2.44%		(4.16)%	[4]	(4.67)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[5]	1.65%		1.34%	[6]	1.11%	[6]	1.34%	[6]	1.48%	[5,6]	1.64%	[6]

Total expenses after fees waived	1.52%	[5]	1.65%		1.33%	[6]	1.10%	[6]	1.32%	[6]	1.46%	[5,6]	1.63%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.91%	[5]	1.27%	[8]	1.14%	[6]	1.00%	[6]	1.06%	[6]	1.04%	[5,6]	1.04%	[6]

Net investment income	5.47%	[5]	5.78%		6.55%	[6]	6.69%	[6]	7.11%	[6]	6.36%	[5,6]	5.96%	[6]

Dividends to AMPS shareholders	—		—		0.21%		0.27%		1.09%		1.82%	[5]	1.88%

Net investment income to Common Shareholders	5.47%	[5]	5.78%		6.34%		6.42%		6.02%		4.54%	[5]	4.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$593,784		$594,807		$530,058		$547,812		$499,093		$518,912		$549,910

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$247,700		$247,700		$259,475		$304,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700		$247,700		—		—		—		—

Portfolio turnover	5%		17%		18%		7%		22%		17%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$80,293		$75,376		$75,011		$70,242

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$339,719		$340,132		$313,992		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal tax income regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	49

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
			2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$15.32		$13.19		$13.67		$12.27		$12.86		$14.57		$15.30

Net investment income[1]	0.44		0.87		0.89		0.89		0.87		0.70		1.04
Net realized and unrealized gain (loss)	0.16		2.13		(0.48)		1.31		(0.66)		(1.69)		(0.79)
Dividends to AMPS shareholders from net investment income	—		—		(0.03)		(0.03)		(0.12)		(0.22)		(0.31)

Net increase (decrease) from investment operations	0.60		3.00		0.38		2.17		0.09		(1.21)		(0.06)

Dividends to Common Shareholders from net investment income	(0.43)		(0.87)[2]		(0.86)[2]		(0.77)[2]		(0.68)[2]		(0.50)[2]		(0.67)[2]

Net asset value, end of period	$15.49		$15.32		$13.19		$13.67		$12.27		$12.86		$14.57

Market price, end of period	$15.66		$15.81		$12.17		$14.17		$12.12		$12.22		$13.04

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.98%	[4]	23.45%		3.22%		18.19%		1.70%		(8.22)%	[4]	(0.06)%

Based on market price	1.86%	[4]	38.08%		(8.12)%		24.03%		5.72%		(2.55)%	[4]	(4.70)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.41%	[5]	1.57%		1.32%	[6]	1.11%	[6]	1.46%	[6]	1.64%	[5,6]	1.71%	[6]

Total expenses after fees waived and paid indirectly	1.41%	[5]	1.56%		1.32%	[6]	1.11%	[6]	1.45%	[6]	1.63%	[5,6]	1.71%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[7]	0.88%	[5]	1.19%	[8]	1.12%	[6]	0.97%	[6]	1.06%	[6]	1.06%	[5,6]	1.03%	[6]

Net investment income	5.67%	[5]	6.04%		6.85%	[6]	6.73%	[6]	7.52%	[6]	6.51%	[5,6]	6.94%	[6]

Dividends to AMPS shareholders	—		—		0.22%		0.26%		1.04%		2.03%	[5]	2.06%

Net investment income to Common Shareholders	5.67%	[5]	6.04%		6.63%		6.47%		6.48%		4.48%	[5]	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,050,428		$1,036,022		$890,985		$920,234		$825,622		$865,447		$980,741

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$356,450		$358,625		$377,175		$570,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400		$356,400		—		—		—		—

Portfolio turnover	4%		18%		12%		13%		30%		70%		117%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$89,545		$82,559		$82,381		$68,039

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$394,733		$390,691		$349,996		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid directly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate

SEMI-ANNUAL REPORT	JANUARY 31, 2013	51

Notes to Financial Statements (continued)

prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended January 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$175,412,681	$87,975,110	0.09% - 0.34%
MCA	$446,310,036	$203,182,546	0.09% - 0.20%
MYM	$33,988,060	$16,718,184	0.11% - 0.35%
MYN	$224,379,680	$110,274,961	0.09% - 0.22%
MYI	$535,392,641	$258,312,052	0.10% - 0.18%

For the six months ended January 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$87,397,013	0.71%
MCA	$199,019,215	0.68%
MYM	$16,718,184	0.68%
MYN	$113,760,930	0.81%
MYI	$250,698,411	0.67%

52	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	53

Notes to Financial Statements (continued)

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk. Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2013
Asset Derivatives
	MCA
	Statements of Assets and Liabilites Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized appreciation[1]	$171,053
Liability Derivatives
	MYN
	Statements of Assets and Liabilites Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(19,772)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2013
	Net Realized Gain (Loss) From
	MCA	MYM	MYN	MYI
Interest rate contracts:
Financial futures contracts	$148,953	$(68,935)	—	$(401,075)
Options[1]	—	—	$(193,373)	—

Total	$148,953	$(68,935)	$(193,373)	$(401,075)

				Net Change in Unrealized Appreciation/Depreciation on
				MCA		MYN
Interest rate contracts:
Financial futures contracts				$171,053		$(19,772)
[1] Options purchased are included in the net realized gain (loss) from investments.
For the six months ended January 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:
	MCA	MYM		MYN		MYI
Financial future contracts:
Average number of contracts purchased	—	28	[2]	—		160	[2]
Average number of contracts sold	85	28	[2]	37		160	[2]
Average notional value of contracts purchased	—	$3,692,305	[2]	—		$21,482,500	[2]
Average notional value of contracts sold	$11,158,906	$3,657,930	[2]	$5,308,344		$21,282,500	[2]
Options:
Average number of option contracts purchased	—	—		1	[2]	—
Average notional value of option contracts purchased	—	—		$ 611,500	[2]	—
[2] Actual contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

For the six months ended January 31, 2013, the amounts waived were as follows:

MUE	$2,196
MCA	$7,801
MYM	$995
MYN	$5,796
MYI	$4,371

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2013 the waiver was $90,771.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
MUE	$72,225,622	$73,526,741
MCA	$96,649,646	$96,525,685
MYM	$17,461,231	$17,337,513
MYN	$44,345,000	$56,162,824
MYI	$79,003,404	$69,662,072

SEMI-ANNUAL REPORT	JANUARY 31, 2013	55

Notes to Financial Statements (continued)

5. Income Tax Information:

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2014	—	—	—	$3,107,506	$1,213,491
2015	—	$1,362,395	—	—	5,979,955
2016	—	—	$823,067	2,330,288	25,066,903
2017	$8,043,130	2,753,866	253,932	2,295,738	21,251,301
2018	6,013,130	5,944,218	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[1]	—	—	—	4,600,902	6,528,116

Total	$14,056,260	$10,060,479	$1,076,999	$16,992,371	$86,499,794

[1] Must be utilized prior to losses subject to expiration.
As of January 31 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$421,061,342	$654,835,054	$248,403,952	$756,700,806	$1,225,983,270

Gross unrealized appreciation	$51,883,100	$84,353,758	$22,695,979	$74,995,303	$171,019,651
Gross unrealized depreciation	(324,065)	(97,163)	(1,845,971)	(5,255,083)	(2,505,280)

Net unrealized appreciation	$51,559,035	$84,256,595	$20,850,008	$69,740,220	$168,514,371

6. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2013, MUE and MYN invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of its assets in securities in the county/city/special district/school district sector. MYI invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting the county/city/special district/school district, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2013	Year Ended July 31, 2012
MUE	27,834	30,480
MCA	35,451	—
MYM	5,323	23,376
MYN	77,179	6,634
MYI	191,138	109,295

56	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of January 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Each VRDP Fund entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem their VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate se weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2013, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	57

Notes to Financial Statements (continued)

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

On June 21, 2012, the VRDP Funds announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

The VRDP Funds may incurred remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares successfully remarketed prior to the beginning of the special rate period.

The annualized dividend rates for the VRDP Shares for the six months ended January 31, 2013 were as follows:

Rate
MCA	1.10%
MYM	1.10%
MYN	1.10%
MYI	1.10%

VRDP Shares issued and outstanding remained constant for the six months ended January 31, 2013.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of January 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	1/02/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Fund’s VMTP Shares will be extended or that the Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate of the VMTP Shares for the six months ended January 31, 2013 for MUE was 1.15%.

58	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (concluded)

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended January 31, 2013.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption date listed below, the AMPS of the Funds failed to clear any of their auctions. A failed auction was not an event of default for the Funds, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

As of January 31, 2013, the Funds did not have any AMPS outstanding.

During the year ended July 31, 2012, MUE announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUE	A	1/06/12	1,345	$33,625,000
	B	1/05/12	1,345	$33,625,000
	C	1/11/12	2,550	$63,750,000

MUE financed the AMPS redemptions with the proceeds received from the issuance of VMTP shares of $131,000,000.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 1, 2013 to Common Shareholders of record on February 15, 2013:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0760
MYM	$0.0690
MYN	$0.0710
MYI	$0.0720

Additionally, the Funds declared a net investment income dividend on March 1, 2013 payable to Common Shareholders of record on March 15, 2013 for the same amounts noted above.

The dividends declared on VMTP or VRDP Shares for the period February 1, 2013 to February 28, 2013 were as follows:

	Series	Dividends Declared
MUE VMTP Shares	W-7	$110,830
MCA VRDP Shares	W-7	$134,477
MYM VRDP Shares	W-7	$70,510
MYN VRDP Shares	W-7	$200,060
MYI VRDP Shares	W-7	$287,854

SEMI-ANNUAL REPORT	JANUARY 31, 2013	59

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul. L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

State Street Bank and Trust Company1

Boston, MA 02110

The Bank of New York Mellon2

New York, NY 10286

Transfer Agent

Common Shares:

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets Inc.

New York, NY 10179

VRDP Liquidity Prorider

Citibank, N.A.

New York, NY 10179

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For MUE, MCA and MYI.

[2]	For MYM and MYN.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On August 11, 2010, the Manager announced that a shareholder derivative complaint was filed on August 3, 2010 in the Supreme Court of the State of New York, New York County with respect to MCA and MYI, which had previously received a demand letter from a law firm on behalf of each fund’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., MCA, MYI and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleged, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of MCA and MYI (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. On April 16, 2012, the plaintiffs amended their complaint and filed a consolidated shareholder derivative complaint, which contains similar substantive allegations to the original complaint. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin MCA and MYI from future redemptions of AMPS at their liquidation preference. On July 20, 2012, the BlackRock Parties filed a motion to dismiss the Complaint (the “Dismissal Motion”). Plaintiffs, on September 14, 2012, moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. Argument on that motion occurred on March 14, 2013 and no decision has yet been rendered. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	61

Additional Information (concluded)

General Information (concluded)

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling (800) 882-0052;

(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	SEMI-ANNUAL REPORT	JANUARY 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS5-1/13-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund III, Inc.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund III, Inc.

Date: April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund III, Inc.

Date: April 3, 2013

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund III, Inc.

Date: April 3, 2013

3